UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2026

ASPIRE BIOPHARMA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41293	33-3467744
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23150 Fashion Drive, Suite 230
Estero, Florida	33928
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 987-3002

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASBP	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	ASBPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2024 Stock Incentive Plan

On January 8, 2026, the Board of Directors (the “Board”) of Aspire Biopharma Holdings, Inc. (the “Company”) confirmed certain terms of the 2024 Stock Incentive Plan (the “Plan”), which was approved by the Company’s stockholders at an extraordinary general meeting of stockholders held on February 4, 2025 (the “Meeting”), by determining the share limit numbers of 4,890,000 to be included in the Plan in accordance with the terms of the Plan and the Proxy Statement for the Meeting (the “Proxy Statement”). The Plan permits the Company to grant various incentive awards to eligible employees, directors, and consultants, with the goal of attracting, retaining and motivating persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and to align their interests and efforts to the long-term interests of the Company’s stockholders. The terms of the Plan are substantially the same as those previously disclosed in the Proxy Statement and described therein.

The foregoing description of the Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Approval of Equity Award Agreements

On January 8, 2026, the Board also approved and adopted forms of award agreements with respect to grants of restricted stock units (“RSUs”) and stock options (“Options”) under the Plan, to be used for grants of equity awards to the Company’s executive officers, directors and other employees (the “Award Agreements”). Each RSU represents the right to receive a share (a “Share”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), upon the RSU becoming vested, subject to continued employment through the applicable vesting date. Each Option represents the right to purchase a Share at a predetermined exercise price, subject to continued employment through the applicable vesting date.

The foregoing description of the Award Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each agreement, copies of which are attached hereto as Exhibits 10.2 and 10.3.

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Description
10.1	2024 Stock Incentive Plan
10.2	Form of Restricted Stock Unit Grant Notice and Agreement.
10.3	Form of Stock Option Grant Notice and Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRE BIOPHARMA HOLDINGS, INC.

Date:	January 14, 2026	By:	/s/ Kraig Higginson
Kraig Higginson
Chief Executive Officer